UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ X ]

Preliminary Information Statement

[     ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)

[     ]

Definitive Information Statement

RED LAKE EXPLORATION, INC.
(Name of Registrant as Specified In Its Chapter)

Payment of Filing Fee (Check the appropriate box)

[ X ]

No fee required

[     ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[     ]

Fee paid previously with preliminary materials.

[     ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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(4)

Date Filed:

Schedule 14C - Information Statement	Page 2

 Preliminary Copy

RED LAKE EXPLORTION, INC.

(a Nevada corporation)

INFORMATION STATEMENT

Date first mailed to stockholders:  July         , 2007

10168 Lawson Drive

Richmond, British Columbia

V7E 5M3     Canada

(Principal Executive Offices)

We are not asking you for a proxy and you are requested not to send us a proxy.

Item 1.

Information Required by Items of Schedule 14A.

a.

Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Red Lake in connection with the prior approval by the board of directors of Red Lake, and receipt by the board of approval by written consent of the holders of a majority of Red Lake’s outstanding shares of common stock, of a resolution to,

1.

amend Section 4.01 of Article IV of the Articles of Red Lake Exploration, Inc. by increasing the authorized capital from 75,000,000 shares to 200,000,000 shares of common stock with a par value of $0.001 per share.

(the “Resolution”).

Section 78.320 of the Nevada Revised Statutes and the By-laws of Red Lake provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

On June 19, 2007, the board of directors of Red Lake approved and recommended the Resolution.  Subsequently, the holders of a majority of the voting power signed and delivered to Red Lake written consents approving the Resolution, in lieu of a meeting.  Since the holders of the required majority of shares of common stock have approved the Resolution, no other votes are required or necessary and no proxies are being solicited with this Information Statement.

Red Lake has obtained all necessary corporate approvals in connection with the Resolution and your consent is not required and is not being solicited in connection with the approval of the Resolution.  This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

The Resolution will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion.  The Certificate of Amendment will be filed with the Secretary of State of Nevada and is expected to become effective on or about July        , 2007.

This Information Statement is dated July      , 2007 and is first being mailed to stockholders on or about July             , 2007.  Only shareholders of record at the close of business on June 19, 2007 are entitled to notice of the Resolution and to receive this Information Statement.

Reasons for the Amendments to Articles

The amendment to the Articles of Incorporation of Red Lake to increase the authorized capital is being made, in part, to provide Red Lake with more flexibility and opportunities to conduct equity financings.

Red Lake Exploration, Inc.

Schedule 14C - Information Statement	Page 3

b.

Dissenters’ Right of Appraisal.

Neither the Articles and By-laws of Red Lake nor the Nevada Revised Statutes provide for dissenters’ rights of appraisal in connection with the Resolution.

c.

Voting Securities and Principal Holders Thereof

As of June 19, 2007, there were 5,525,000 outstanding shares of common stock of Red Lake, each of which was entitled to one vote for the purpose of approving the Resolution.  Stockholders of record at the close of business on June 19, 2007 (the date of the stockholders’ written consent) were furnished copies of this Information Statement.

On June 20, 2007, John Di Cicco, Red Lake’s sole director and officer, agreed to return to treasury 1,750,000 of his shares of common stock.  As a result of the cancellation and return to treasury of the 1,750,000 shares, the number of issued and outstanding shares decreased to 3,775,000 shares of common stock.

On June 29, 2007, the Company issued a stock dividend to each shareholder of record as of June 26. 2007.  Each shareholder received an additional 13 shares for each share of common stock they owned.  The result of the stock dividend increased the number of shares issued and outstanding to 52,850,000 shares of common stock.

Red Lake confirms that there are no convertible securities in existence that are convertible into shares of common stock.

(i)

Security Ownership of Certain Beneficial Owners (more than 5%)

To the best knowledge of Red Lake, the following table sets forth all persons beneficially owning more than 5% of the common stock of Red Lake as at June 29, 2007.  Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	Kevin Mitchell Alonso de Ercilla #733 Vallenar, Chile	7,500,010	14.2%
shares of common stock	Laboa Holdings, Inc. Suite 1-A, #5, Calle Eusebio A. Morales El Cangrejo, Panama City, Panama	7,500,010	14.2%

[1]  Based on 52,850,000 shares of common stock issued and outstanding as of June 29, 2007.

(ii)

Security Ownership of Management

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	John Di Cicco 10168 Lawson Drive Richmond, British Columbia V7E 5M3 Canada	2,499,980	4.7%
shares of common stock	Directors and Executive Officers (as a group)	2,499,980	4.7%

[1]  Based on 52,850,000 shares of common stock issued and outstanding as of June 29, 2007.

[2]  On June 19, 2007, Mr. Di Cicco was the beneficial owner of 3,000,000 shares, which represented 54.3% of the issued and outstanding shares.

[3]  On June 20, 2007, Mr. Di Cicco returned to treasury 1,750,000 shares for cancellation.

[4]  On June 21, 2007, Mr. Di Cicco sold an aggregate 1,071,430 shares in two private transactions.

[4]  On June 29, 2007, Mr. Di Cicco received an additional 2,321,410 shares as a stock dividend.

Red Lake Exploration, Inc.

(iii)

Changes in Control

Red Lake is not aware of any arrangement that may result in a change in control of Red Lake.

Item 2.

Statement That Proxies Are Not Solicited.

We are not asking you for a proxy and you are requested not to send us a proxy.

Item 3.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon.

Holders of a majority of Red Lake’s outstanding shares of common stock approved the Resolution on June 19, 2007.   At that time, John Di Cicco had a direct beneficial ownership in 3,000,000 shares of common stock in the capital of Red Lake.

Management has not received any notice of opposition to the Resolution.

Item 4. Proposals by Security Holders.

Not applicable as no proposals submitted.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John Di Cicco

Dated:  June 29, 2007

  John Di Cicco – CEO & President

Red Lake Exploration, Inc.